CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - Travelers Quality Bond Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
The Travelers Series Trust -             The Travelers Series Trust -
Travelers Quality Bond Portfolio         Travelers Quality Bond Portfolio

/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------              -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: September 9, 2004                  Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - Lazard International Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
The Travelers Series Trust -             The Travelers Series Trust -
Lazard International Stock Portfolio     Lazard International Stock Portfolio

/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------              -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: September 9, 2004                  Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - MFS Emerging Growth Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
The Travelers Series Trust -             The Travelers Series Trust -
MFS Emerging Growth Portfolio            MFS Emerging Growth Portfolio

/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------              -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: September 9, 2004                  Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - Federated High Yield Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
The Travelers Series Trust -             The Travelers Series Trust -
Federated High Yield Portfolio           Federated High Yield Portfolio

/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------              -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: September 9, 2004                  Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - Federated Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
The Travelers Series Trust -             The Travelers Series Trust -
Federated Stock Portfolio                Federated Stock Portfolio

/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------              -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: September 9, 2004                  Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of The Travelers Series Trust - Disciplined Mid Cap Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
The Travelers Series Trust -             The Travelers Series Trust -
Disciplined Mid Cap Stock Portfolio      Disciplined Mid Cap Stock Portfolio

/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------              -------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: September 9, 2004                  Date: September 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.